Exhibit 99.2

SETTLEMENT AGREEMENT AND RELEASE

This Settlement Agreement and Release (“Agreement”) is made by and between Lattice Semiconductor Corporation and Cyrus Y. Tsui (“Tsui”). Lattice Semiconductor Corporation, together with its divisions, subsidiaries, parents, predecessor and successor corporations, officers, agents, and employees, is hereafter referred to as the “Company.”

WHEREAS, Tsui was formerly employed by the Company and currently serves as a member of the Board of Directors of the Company;

WHEREAS, the Company and Tsui have entered into a Confidential Information Nondisclosure Agreement (“Nondisclosure Agreement”), an Indemnification Agreement, a Joint Defense Agreement, a Proprietary Rights Agreement, one or more Stock Option Agreements, and a September 2, 1988 employment offer letter (“Employment Letter”); and

WHEREAS, Tsui is the beneficiary of various plans, benefits, insurance policies, and other rights provided by Company which survive the termination of his employment with the Company;

WHEREAS, Tsui and Company are hereby agreeing on the terms and conditions concerning certain issues arising out of the termination of Tsui’s employment with the Company;

NOW THEREFORE, in consideration of the mutual promises made herein and other good and valuable consideration, receipt of which consideration is hereby acknowledged, including the filing with the Circuit Court of the State of Oregon County of Washington of a Stipulation of Settlement Re Derivative Claims, and the releases contained therein, in Case No. C 043327CV, the Company and Tsui (collectively referred to as “the Parties”) hereby agree as follows:

1.               1.     Termination.  Tsui’s employment by the Company was duly and validly terminated on August 8, 2005 (“Termination Date”).  Concurrently with the execution of this Agreement, Tsui will resign his position as a member of the Company’s Board of Directors, and any and all positions he may hold as an officer or director of any subsidiaries of the Company, by submitting a letter of resignation, in the form shown in Exhibit A hereto, to the Company.

2.               Confidential and Proprietary Information.  Tsui and the Company will continue to comply with the terms and conditions of the Nondisclosure Agreement and the Proprietary Rights Agreement between Tsui and the Company, both of which shall remain in full force and effect notwithstanding the releases set forth in this Agreement.

3.               Payment of Salary.  Tsui acknowledges and represents that the Company has paid all salary, wages, bonuses, vacation accruals, commissions, expense reimbursements, and any and all other compensation or benefits due to Tsui.  Tsui is not eligible for any additional salary, bonuses, profit sharing or other payments.

4.               Release of Claims by Tsui.  Tsui agrees that the foregoing consideration represents settlement in full of all outstanding obligations owed to Tsui by the Company. Tsui, on behalf of Tsui, and Tsui’s respective heirs, family members, executors and assigns, hereby fully and forever releases and discharges the Company from any and all claims arising out of or relating to Tsui’s employment by the Company and the termination of Tsui’s employment. Tsui further covenants and agrees not to sue or otherwise institute or cause to be instituted any legal or administrative proceedings against the Company. This general release of claims includes, without limitation:

(a)          any and all claims relating to or arising from Tsui’s employment relationship with the Company and the termination of that relationship;

(b)         any and all claims relating to, or arising from, Tsui’s right to purchase, or actual purchase of shares of stock of the Company, including, without limitation, any claims for fraud, misrepresentation, breach of fiduciary duty, breach of duty under applicable state corporate law, and securities fraud under any state or federal law;

(c)          any and all claims for wrongful discharge of employment; termination in violation of public policy; discrimination; breach of contract, both express and implied; breach of a covenant of good faith and fair dealing, both express and implied; promissory estoppel; negligent or intentional infliction of emotional distress; negligent or intentional misrepresentation; negligent or intentional interference with contract or prospective economic advantage; unfair business practices; defamation; libel; slander; negligence; personal injury; assault; battery; invasion of privacy; false imprisonment; and conversion;

(d)         any and all claims for violation of any federal, state, or municipal statute, including, but not limited to, Title VII of the Civil Rights Act of 1964, the Civil Rights Act of 1991, the Age Discrimination in Employment Act of 1967, the Americans with Disabilities Act of 1990, the Fair Labor Standards Act, the Employee Retirement Income Security Act of 1974, the Family Medical Leave Act, and The Worker Adjustment and Retraining Notification Act, the Older Worker Benefit Protection Act, and all amendments to each such Act as well as the regulations issued thereunder;

(e)          any and all claims for violation of the federal, or any state, constitution;

(f)            any and all claims arising out of any other laws and regulations relating to employment or employment discrimination; and

(g)         any and all claims for attorneys’ fees and costs.

Tsui agrees that the release set forth in this section is and will remain in effect in all respects as a complete general release as to the matters released. This release extends to all claims, known or unknown, up to and including the date of this Agreement. Tsui acknowledges and agrees that any breach of this paragraph will constitute a material breach of the Agreement.

5.               Acknowledgment of Waiver of Claims under ADEA.  Tsui acknowledges that Tsui is waiving and releasing any rights Tsui may have under the Age Discrimination in Employment Act of 1967 (“ADEA”) and that this waiver and release is knowing and voluntary. Tsui acknowledges that the consideration given for this waiver and release is in addition to anything of value to which Tsui was already entitled. Tsui further acknowledges that Tsui has been, and hereby is, advised in writing that (a) Tsui should consult with an attorney prior to executing this waiver and release; (b) Tsui has at least twenty-one (21) days within which to consider this waiver and release; (c) Tsui has seven (7) days following Tsui’s execution of this waiver and release to revoke the waiver and release; and (d) this waiver and release is not effective until the revocation period has expired. Any revocation should be in writing and delivered to Martin Baker, Corporate Vice President and General Counsel, at Lattice Semiconductor Corporation, 5555 NE Moore Court, Hillsboro, Oregon, 97124 by close of business on the seventh day from the date that Tsui signs this waiver and release.

6.               No Other Claims.  Tsui acknowledges that, to the extent that Tsui may be subject to California Civil Code Section 1542, Tsui expressly waives any rights under this statute. California Civil Code Section 1542 provides:

A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM OR HER MUST HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR.

Tsui, being aware of said principle, agrees to expressly waive any rights Tsui may have thereunder, as well as under any other statute or common law principles of similar effect. Tsui agrees that this release extends to all claims, whether known or unknown.

7.               Exceptions to Release of Claims by Tsui.  Notwithstanding the provisions of paragraphs 4, 5 and 6 above, the release of claims given by Tsui pursuant to this Agreement does not extend to, and will not extinguish any rights or claims pertaining to, any of the following matters:

(a)          any and all rights to indemnification, including, but not limited to, rights under the Company’s articles of incorporation, rights under the Company’s by-laws, rights provided by operation of law, and rights provided by contract, such as the Indemnification Agreement between Tsui and the Company;

(b)         any and all rights provided by any and all insurance policies currently in force to which Tsui is a beneficiary, including, but not limited to, all applicable directors and officers liability insurance policies, and any and all other insurance policies obtained or maintained in favor of Tsui;

(c)        the Joint Defense Agreement between Tsui and Company;

(d)         any and all retirement plans, deferred compensation plans, 401(k) plans, medical benefits, and other benefits which, by their terms, survive following Tsui’s termination of employment;

(e)          any and all rights afforded by the Company’s stock option agreements with Tsui, including, but not limited to, all rights afforded by the Company’s various stock and option incentive plans; and

(f)            any and all rights afforded pursuant to the surviving terms of the Employment Letter.  In that regard, the Parties agree that Tsui may exercise options to purchase Company stock that were vested as of August 8, 2005 according to the express terms of Stock Option Agreements between Tsui and the Company, and no other stock options, and that all rights to exercise vested options to purchase Company stock will expire six (6) months from such date.

8.               No Pending or Future Lawsuits.  Tsui represents that Tsui has no lawsuits, claims, or actions pending in Tsui’s name, or on behalf of any other person or entity, against the Company or any other person or entity referred to herein. Tsui also represents that Tsui does not intend to bring any claims on Tsui’s own behalf or on behalf of any other person or entity against the Company or any other person or entity referred to herein.

9.               Application for Employment.  Tsui understands and agrees that Tsui has no contractual or other legal right to reinstatement or reemployment with the Company.

10.         Non-Solicitation.  Tsui acknowledges that as an employee and director of the Company Tsui has had access to information concerning the Company’s critical business strategies, engineering and technology development plans, competitive analyses, organizational structure, and/or performance evaluations of the Company’s employees. Tsui agrees that, for a period of one (1) year following the Termination Date, Tsui will not solicit any employee of the Company to leave the Company or to work for a third party.

11.         Release of Claims by Company.  Company agrees that the foregoing consideration represents settlement in full of all outstanding obligations owed by Tsui to the Company. Company, on behalf of itself, and its respective directors, officers, parents, subsidiaries, shareholders, employees, agents, successors, predecessors, and assigns, hereby fully and forever releases and discharges Tsui from any and all claims arising out of or relating to Tsui’s employment by the Company. Company further covenants and agrees not to sue or otherwise institute or cause to be instituted any legal or administrative proceedings against Tsui. This general release of claims includes, without limitation:

(a)          any and all claims relating to or arising from Tsui’s employment relationship with the Company;

(b)         any and all claims relating to, or arising from, Tsui’s salary, wages, bonuses, vacation accruals, commissions, expense reimbursements, and any and all other compensation or benefits paid to Tsui;

(c)          any and all claims relating to, or arising from, Tsui’s purchase, receipt, or sale or disposition of Company stock or options;

(d)         any and all claims relating to, or arising from, Tsui’s use of company facilities, company employees, company assets, or other properties or rights belonging to Company;

(e)          any and all claims relating to, or arising from, any reimbursements or payments made to Tsui relating to claimed business expenses;

(f)            any and all claims relating to any matter investigated or reviewed by the Company’s Audit Committee and/or Special Litigation Committee;

(g)         any and all claims for fraud, misrepresentation, breach of fiduciary duty, breach of duty under applicable state corporate law, and securities fraud under any state or federal law;

(h)         any and all claims for breach of contract, both express and implied; breach of a covenant of good faith and fair dealing, both express and implied; promissory estoppel; negligent or intentional infliction of emotional distress; negligent or intentional misrepresentation; negligent or intentional interference with contract or prospective economic advantage; unfair business practices; defamation; libel; slander; negligence; personal injury; assault; battery; invasion of privacy; false imprisonment; and conversion;

(i)             any and all claims for violation of the federal, or any state, constitution; and

(j)             any and all claims for attorneys’ fees and costs.

Company agrees that the release set forth in this section is and will remain in effect in all respects as a complete general release as to the matters released. This release extends to all claims, known or unknown, up to and including the date of this Agreement. Company acknowledges and agrees that any breach of this paragraph will constitute a material breach of the Agreement.

12.         No Other Claims.  Company acknowledges that, to the extent that the Company may be subject to California Civil Code Section 1542, Company expressly waives any rights under this statute. California Civil Code Section 1542 provides:

A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM OR HER MUST HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR.

Company, being aware of said principle, agrees to expressly waive any rights it may have thereunder, as well as under any other statute or common law principles of similar effect.  Company agrees that this release extends to all claims, whether known or unknown.

13.         Exceptions to Release of Claims by Company.  Notwithstanding the provisions of paragraphs 11 and 12 above, the release of claims given by Company pursuant to this Agreement does not extend to, and will not extinguish any rights or claims pertaining to, any of the following matters:

(a)          any and all rights in connection with the indemnification or advancement of expenses to Tsui, including, but not limited to, rights under the Company’s articles of incorporation, rights under the Company’s by-laws, rights provided by operation of law, and rights provided by contract, such as the Indemnification Agreement between Tsui and the Company;

(b)         any and all rights afforded by the Nondisclosure Agreement;

(c)          any and all rights afforded by the Proprietary Rights Agreement;

(d)       the Joint Defense Agreement between Tsui and Company; and

(e)          any and all rights afforded pursuant to the surviving terms of the Employment Letter.

14.   No Pending or Future Lawsuits.  Except with respect to the pending shareholder derivative litigation, Company represents that Company has no lawsuits, claims, or actions pending in Company’s name, or on behalf of any other person or entity, against Tsui or any other person or entity referred to herein. Company also represents that Company does not intend to bring any claims on Company’s own behalf or on behalf of any other person or entity against Tsui or any other person or entity referred to herein.

15.         Arbitration.  The Parties agree that any and all disputes arising out of the terms of this Agreement, their interpretation, or any matters relating to Tsui’s employment with the Company that are not resolved through informal means shall be resolved exclusively through binding arbitration, to the extent permitted by law, in Santa Clara County, California, before the American Arbitration Association under its National Rules for the Resolution of Employment Disputes, which are available at www.adr.org. The Parties agree that the prevailing party in any arbitration will be entitled to injunctive relief in any court of competent jurisdiction to enforce the arbitration award.

16.         No Representations.  Tsui and the Company represent that each has had the opportunity to consult with an attorney, and has carefully read and understands the scope and effect of the provisions of this Agreement. Neither party has relied upon any representations or statements made by the other party hereto which are not specifically set forth in this Agreement.

17.         Severability.  In the event that any provision hereof becomes or is declared by an arbitrator or court of competent jurisdiction to be illegal, unenforceable, or void, this Agreement will continue in full force and effect without said provision.

18.         Entire Agreement.  This Agreement represents the entire agreement and understanding between the Company and Tsui concerning Tsui’s separation from the Company, and supersedes and replaces any and all prior agreements and understandings concerning Tsui’s relationship with the Company and his compensation by the Company.

19.         No Admission of Liability.  Tsui and the Company understand and acknowledge that this Agreement constitutes a compromise and settlement of disputed claims.  No action taken by either Party, either previously or in connection with this Agreement, may be deemed or construed to be (a) an admission of the truth or falsity of any claims heretofore made or (b) an acknowledgment or admission of any fault or liability whatsoever.

20.         No Oral Modification.  This Agreement may only be amended in writing signed by Tsui and an executive officer of the Company.

21.         Governing Law.  THIS AGREEMENT IS SUBJECT TO AND SHOULD BE CONSTRUED UNDER THE INTERNAL SUBSTANTIVE LAWS, BUT NOT THE CHOICE OF LAW RULES, OF THE STATE OF CALIFORNIA.

22.         Effective Date.  This Agreement is effective eight days after it has been signed by both Parties (“Effective Date”).

23.         Counterparts.  This Agreement may be executed in counterparts, and each counterpart will have the same force and effect as an original and will constitute an effective, binding agreement on the part of each of the undersigned.

24.         Voluntary Execution of Agreement.  This Agreement is executed voluntarily and without any duress or undue influence on the part or behalf of the Parties hereto. Tsui and the Company each acknowledge that he has read this Agreement and understands that it contains a general release of legal claims that Tsui and the Company may have against the other.

IN WITNESS WHEREOF, the Parties have executed this Agreement on the respective dates set forth below.

COMPANY:

LATTICE SEMICONDUCTOR CORPORATION

By:	/s/ Martin R. Baker	Date:	December 16, 2005
Martin R. Baker
Corporate Vice President, General Counsel & Secretary

TSUI:

s/ Cyrus Y. Tsui		Date:	December 16, 2005
Cyrus Y. Tsui

EXHIBIT A

FORM OF LETTER OF RESIGNATION

December 16, 2005

Patrick S. Jones, Chairman of the Board
Lattice Semiconductor Corporation
5555 NE Moore Court
Hillsboro, OR 97124-6421

Dear Mr. Jones:

I hereby resign my position as a member of the Board of Directors of Lattice Semiconductor Corporation, and any and all positions I may hold as an officer or director of any subsidiaries of Lattice Semiconductor Corporation, effective as of the Effective Date of the Settlement Agreement and Release between myself and Lattice Semiconductor Corporation.

Sincerely,

/s/ Cyrus Y. Tsui

Cyrus Y. Tsui